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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A Amendment No. 3, into the Company's previously filed Registration Statements File #33-84976, File #33-80660, File #33-84502 and File #33-84682.

                                                 /s/ ARTHUR ANDERSEN LLP

                                          --------------------------------------
                                                   Arthur Andersen LLP

Albuquerque, New Mexico
June 2, 1995